                          SUBSCRIPTION AGREEMENT

To the Board of Directors
Brown Disc Products Company, Inc.
1120-B  Elkton Drive
Colorado Springs, Colorado  80907-3568
Fax Number (719) 590-7466

Re:    Subscription to Restricted Shares of Common Stock
       with Registration Rights
       ----------------------------------------------------------------------

Gentlemen:

  1.1. This will acknowledge that the undersigned hereby agrees to purchase from BROWN DISC PRODUCTS COMPANY, INC., a Colorado corporation (the "Company"), the number of shares of the Company's Common Stock, no par value (the "Common Stock") indicated on the signature page below AT A PRICE OF TWO DOLLARS AND FIFTY CENTS ($2.50) PER SHARE pursuant to a private placement offering of Common Stock for the account of the Company.

  1.2. The Common Stock to be purchased by the undersigned is part of an offering (the "Offering") by the Company of Common Stock directly by the Company on a "best efforts" basis. The undersigned understands and agrees that there is no minimum number of subscriptions required for the Company to accept any subscription. The Offering will expire on June 20, 1996 unless extended for a period not exceeding an additional twenty (20) days. The Company reserves the right to terminate the Offering at any time.

 1.3. The undersigned acknowledges that the securities he or she is purchasing have not been registered under the Securities Act of 1933 (the "Securities Act") or qualified under applicable state securities laws; and accordingly, the transferability thereof is restricted by the registration provisions of the Securities Act as well as applicable state law. Based upon the representations and agreements made by the undersigned herein, the Common Stock is being offered and sold pursuant to an exemption from such registration provided by Sections 4(2) of the Securities Act and applicable state securities law qualification exemptions. The undersigned agrees that the certificates representing the Common Stock to be received by the undersigned will bear a legend indicating that transfer of these securities is restricted by reason of the fact that they have not been so registered or qualified. The Company has executed a Registration Rights Agreement relating to the right of the undersigned to participate in or demand registration of the Common Stock under the Securities Act at a future date, a copy of which has been received by the undersigned.

 1.4.  The undersigned represents that he or she is acquiring the Common
Stock for his or her own account, for investment purposes only, and not with a view to resale or other distribution thereof, nor with the intention of selling, transferring or otherwise disposing of all or any part of such securities based upon any particular event or circumstance. The Company's Common Stock is publicly quoted in the NASD over-the-counter Electronic Bulletin Board, but there can be no assurance that an active public market for the Common Stock will be sustained.. The undersigned is aware that an investment in the securities of the Company covered by the Offering is a speculative investment, is not liquid, and involves a high degree of risk of loss.

 1.5. The undersigned acknowledges that the Company has filed reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended, including without limitation (i) the Company's Report on Form 10-KSB for the fiscal year ended June 30, 1995, (ii) the Company's Reports on Form 10-QSB for the periods ended September 30, 1995, December 31, 1995 and March 31, 1996, and (iii) the Company's Report on Form 8-K dated May 15, 1996 (collectively, the "SEC Reports"), and represents that the undersigned has relied only on the information contained in such SEC Reports or otherwise provided in writing by duly authorized officers of the Company. THE UNDERSIGNED INVESTOR HAS CAREFULLY READ AND REVIEWED THIS SUBSCRIPTION AGREEMENT AND ALL OF THE INFORMATION CONTAINED IN THE COMPANY'S SEC REPORTS (INCLUDING, WITHOUT LIMITATION, THE SECTION ENTITLED "CAUTIONARY STATEMENTS FOR PURPOSES OF THE 'SAFE HARBOR' PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" IN THE COMPANY'S REPORT ON FORM 10-QSB FOR THE PERIOD ENDED MARCH 31, 1996 AND INFORMATION CONCERNING THE COMPANY'S AGREEMENT AND PLAN OF REORGANIZATION WITH KIMBROUGH COMPUTER SALES INC. 3SI, INC. AND CERTAIN PARTIES AFFILIATED WITH 3SI OR THE COMPANY IN THE FORM 8-K REPORT DATED AS OF MAY 15, 1996), AND HAS ASKED SUCH QUESTIONS OF MANAGEMENT OF THE COMPANY AND RECEIVED SUCH ADDITIONAL INFORMATION AS HE OR SHE DEEMS NECESSARY IN ORDER FOR THE UNDERSIGNED TO MAKE AN INFORMED DECISION WITH RESPECT TO THE PURCHASE OF THE COMMON STOCK. The undersigned has received complete and satisfactory answers to all such inquiries.

 2. This Subscription Agreement shall be deemed to have been made and executed, and all performance shall be deemed to take place, upon its acceptance within the State of Colorado. This Subscription Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Colorado. Any dispute arising out of or relating to this Agreement and the transactions contemplated herein or the breach of this Agreement or such transactions shall be resolved by arbitration pursuant to the Rules of the American Arbitration Association then in effect. Any arbitration pursuant to this Agreement shall take place in the City of Colorado Springs, State of Colorado. Any litigation, including litigation arising out of or concerning such arbitration, shall be conducted exclusively in the trials courts of general jurisdiction for the State of Colorado. All parties hereby consent to the jurisdiction of such court for all such litigation.

 3. In connection with the subscription being made hereby the undersigned represents and warrants:

(a) The undersigned has not received any general solicitation or advertising regarding this Offering;

(b) The undersigned has sufficient knowledge and experience of financial and business matters so that he or she is able to evaluate the merits and risks of purchasing the shares offered hereby;

(c) The undersigned has the means to provide for his or her personal needs, possesses the ability to bear the economic risk hereunder indefinitely, and can afford a complete loss of his or her investment; the undersigned's commitment in direct participation in investments in restricted securities is reasonable in relation to his or her net worth; the investment of the undersigned in the Common Stock will in no event exceed 10% of the net worth of the undersigned;

(d) The undersigned has had substantial experience in previous private and public purchases of speculative securities; and

(f) The undersigned has either (i) reviewed carefully the definition of Accredited Investor set forth below and is an Accredited Investor within that definition, or (ii) has furnished the Company with a true and correct statement of the minimum net worth and annual income of the undersigned and this investment will not exceed 10% of such net worth and 10% of such annual income.








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                     Definition of Accredited Investor

The term "Accredited Investor" is defined in Rule 501(a) of Regulation D promulgated under the Securities Act as follows:

(1) Certain banks, savings and loan institutions, broker-dealers, investment companies and other entities including an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 with total assets in excess of $5,000,000;

(2) Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3) Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

(4) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

(6) Any natural person who had an individual income in excess of $200,000 or, with that person's spouse a joint income in excess of $300,000, in each of the two most recent years and who reasonably expects an income in excess of $200,000 (or joint income with that person's spouse in excess of $300,000) in the current year;

(7) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D, i.e. a person having such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

(8) Any entity in which all of the equity owners are accredited investors under any of the paragraphs above.























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                              Signature Page

THE UNDERSIGNED SUBSCRIBER IS AN ACCREDITED INVESTOR BY REASON OF PARAGRAPH(S) _______ SET FORTH IN THE DEFINITIONS ON THE PRIOR PAGE.
(If not an Accredited Investor, the following page must be completed.)

THE UNDERSIGNED AGREES TO PURCHASE __________________________ SHARES OF THE COMPANY'S COMMON STOCK AT $2.50 PER SHARE, FOR A TOTAL PURCHASE PRICE OF $
____________________.

Very truly yours,

DATE: ____________________, 1996


----------------------------------------------------------------
[Signature(s)]

-----------------------------------------------------------------
[Please print name as it should appear on your stock certificate]

ADDRESS:                                   TELEPHONE NUMBER:
        --------------------------------                    ------------------

        --------------------------------   SOCIAL SECURITY OR
                                           IRS IDENTIFICATION NUMBER:
        --------------------------------
                                               -------------------------------
YOUR BUSINESS OR PROFESSIONAL OCCUPATION:
                                               -------------------------------
HIGHEST EDUCATIONAL DEGREE OR YEARS ATTAINED:
                                               -------------------------------
STATE IN WHICH REGISTERED TO VOTE:
                                               -------------------------------

******************************************************************************
ACCEPTED:   BROWN DISC PRODUCTS COMPANY, INC.

By:
      -----------------------------------------
Title:
      -----------------------------------------
DATE:                                    , 1996
      -----------------------------------
Rev 96-a1

                    ADDITIONAL INFORMATION SUBMITTED BY
           PERSONS WHO DO NOT QUALIFY AS "ACCREDITED INVESTORS"

1. I represent to the Company that my net worth is in excess of the following amount:

 [  ]   $  200,000, of which _________ represents the value of my residence.
 [  ]   $  500,000, of which _________ represents the value of my residence.
 [  ]   $  750,000, of which _________ represents the value of my residence.
 [  ]   $1,000,000, of which _________ represents the value of my residence.

 In calculating "net worth," the value of a principal residence must be valued at cost or at a written appraised value used by an institutional lender to make a loan secured by the property, in either case net of current encumbrances on the property.

2. I represent to the Company that my annual income is in excess of the following amount and that I have no reason to believe that such annual income would be reduced in future years:

  [  ]   $   50,000, of which _________ represents salary and wages.
  [  ]   $   75,000, of which _________ represents salary and wages.
  [  ]   $ 100,000, of which _________ represents salary and wages.
  [  ]   $ 150,000, of which _________ represents salary and wages.

3.    Name and address of Employer:

      _________________________________________

      _________________________________________

4.    I currently own the following securities for investment purposes

      _________________________________________

      _________________________________________

      _________________________________________

I certify that the above information is true and correct and agree to furnish any additional information requested by the Company concerning my ability to qualify as a Qualified Investor in the Offering.


                          ------------------------------------------
      Signature